Exhibit 10.1

                               CONMED CORPORATION
                               ------------------

                          REGISTRATION RIGHTS AGREEMENT

November 10, 2004

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                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

            THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of November 10, 2004, by and between CONMED Corporation, a New York corporation (the "Company"), and UBS Securities LLC, on behalf of the several Initial Purchasers (collectively, the "Initial Purchasers") named in that certain Purchase Agreement, dated November 5, 2004 (the "Purchase Agreement"), between the Company and the Initial Purchasers.

            In order to induce the Initial Purchasers to enter into the Purchase
Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement. The terms "herein," "hereof," "hereto," "hereinafter" and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement.

            The Company agrees with the Initial Purchasers (i) for their benefit as Initial Purchasers and (ii) for the benefit of the beneficial owners (including the Initial Purchasers) from time to time of the Covered Securities (as defined herein) (each of the foregoing a "Holder" and, together, the "Holders"), as follows:

      1. Definitions. Capitalized terms used herein without definition shall have the respective meanings set forth in, as applicable, the Purchase Agreement or the Indenture, dated as of the date hereof, between the Company and the Trustee (the "Indenture"), pursuant to which the Notes are being issued. As used in this Agreement, the following terms shall have the following meanings:

      (a) "Additional Filing Deadline Date" has the meaning set forth in Section 2(e) hereof.

      (b) "additional interest" has the meaning set forth in Section 2(e) hereof.

      (c)  "Additional  Interest  Accrual  Period"  has the meaning set forth in
      Section 2(e) hereof.

      (d) "Additional Interest Amount" has the meaning set forth in Section 2(e) hereof.

      (e) "Additional Interest Payment Date" means each May 15 and November 15 of each year.

      (f) "Business Day" means each day on which the New York Stock Exchange is open for trading.


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      (g) "Common  Stock" means the shares of common stock,  $0.01 par value per share, of the Company and any other shares of capital stock as may constitute "Common Stock" for purposes of the Indenture, including the Underlying Common Stock.

      (h) "Covered Security" has the meaning set forth in Section 1(ii) hereof.

      (i) "Designated Counsel" has the meaning set forth in Section 3(c) hereof.

      (j) "Effectiveness Deadline Date" has the meaning set forth in Section 2(a) hereof.

      (k) "Effectiveness Period" means a period that terminates when there are no Registrable Securities outstanding.

      (l) "Event" has the meaning set forth in Section 2(e) hereof.

      (m) "Event Date" has the meaning set forth in Section 2(e) hereof.

      (n) "Filing Deadline Date" has the meaning set forth in Section 2(a) hereof.

      (o) "Form S-3" means a Registration Statement on Form S-3 under the Securities Act.

      (p) "Holder" has the meaning set forth in the preamble hereof.

      (q) "Holder Information" has the meaning set forth in Section 6(b) hereof.

      (r) "Indemnified Party" has the meaning set forth in Section 6(c) hereof.

      (s) "Indemnifying Party" has the meaning set forth in Section 6(c) hereof.

      (t) "Indenture" has the meaning set forth in the preamble hereof.

      (u) "Initial Purchasers" has the meaning set forth in the preamble hereof.

      (v) "Initial  Shelf  Registration  Statement" has the meaning set forth in
      Section 2(a) hereof.

      (w) "Issue Date" means November 10, 2004.

      (x) "Managing Underwriters" has the meaning set forth in Section 8(a) hereof.

      (y) "Material Event" has the meaning set forth in Section 3(i) hereof.

      (z) "NASD Rules" has the meaning set forth in Section 3(r) hereof.


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      (aa) "Notes" means the 2.50%  Convertible  Senior  Subordinated  Notes due
2024 of the Company to be purchased pursuant to the Purchase Agreement.

      (bb) "Notice and Questionnaire" means a written questionnaire containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Annex A to the Offering Memorandum of the Company, dated November 5, 2004, relating to the Notes.

      (cc) "Notice Holder" means, on a given date, any Holder that has delivered a properly completed and executed Notice and Questionnaire to the Company on or prior to such date, provided not all of such Holder's Registrable Securities that have been registered for resale pursuant to a Notice and Questionnaire have been sold in accordance with a Shelf Registration and provided that the information in such Notice and Questionnaire shall not, in any material respect, be incomplete, misleading or incorrect.

      (dd) "Proceeding" has the meaning set forth in Section 6(c) hereof.

      (ee) "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 415 under the Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or deemed to be incorporated by reference in such Prospectus.

      (ff) "Purchase Agreement" has the meaning set forth in the preamble hereof.

      (gg) "Record Date" means, (i) May 1, with respect to an Additional Interest Payment Date that occurs on May 15 and (ii) November 1, with respect to an Additional Interest Payment Date that occurs on November 15.

      (hh) "Record Holder" means, with respect to an Additional Interest Payment Date relating to a Registrable Security for which any Additional Interest Amount has accrued, a Notice Holder that was the holder of record of such Registrable Security at the close of business on the Record Date relating to such Additional Interest Payment Date.

      (ii) "Registrable Securities" means the Notes, until such Notes have been converted into the Underlying Common Stock, and, at all times, the Underlying Common Stock and any securities into or for which such Underlying Common Stock has been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split or similar event (each of the foregoing, a "Covered Security") until, in the case of any such security, the earliest of:

            (i) the date on which such security has been effectively registered under the Act and disposed of in accordance with the Registration Statement relating thereto;

            (ii) the date on which such security may be resold without restriction pursuant to Rule 144(k) or any successor provision thereto; or


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            (iii)  the date on  which  such  security  has  been  publicly  sold pursuant to Rule 144 or any successor provision thereto.

      (jj) "Registration Expenses" has the meaning set forth in Section 5 hereof.

      (kk) "Registration Statement" means any registration statement, under the Securities Act, of the Company that covers any of the Registrable Securities pursuant to this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such registration statement, Prospectus, amendment or supplement.

      (ll) "Rule 144" means Rule 144 under the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

      (mm) "Shelf Registration Statement" means the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement.

      (nn) "Subsequent Effectiveness Deadline Date" has the meaning set forth in
Section 2(d) hereof.

      (oo) "Subsequent Shelf Registration Statement" has the meaning set forth in Section 2(b) hereof.

      (pp) "Suspension Notice" has the meaning set forth in Section 3(i) hereof.

      (qq) "Suspension Period" has the meaning set forth in Section 3(i) hereof.

      (rr) "TIA" means the Trust Indenture Act of 1939, as amended.

      (ss) "Trustee" means The Bank of New York, the trustee under the Indenture.

      (tt) "Underlying Common Stock" means the Common Stock issuable upon conversion of the Notes.

      2. Shelf Registration.

      (a) The Company shall prepare and file, or cause to be prepared and filed, with the Commission, by the date (the "Filing Deadline Date") that is ninety
(90) days after the Issue Date, a Registration Statement (the "Initial Shelf Registration Statement") for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Act registering the resale from time to time by Holders thereof of all of the Registrable Securities (or, if registration of Registrable Securities not held by Notice Holders is not permitted by the rules and regulations of the Commission, then registering the resale from time to time by Notice Holders of their Registrable Securities). The Initial Shelf Registration Statement shall be on Form S-3 or another appropriate form and shall provide for the registration of such Registrable Securities for resale by such Holders in accordance with any method of distribution elected by the Holders. The Company shall use its commercially reasonable best efforts to
(i) cause the Initial Shelf


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Registration  Statement  to  become  effective  under  the  Act as  promptly  as practicable but in any event by the date (the "Effectiveness Deadline Date") that is two hundred and ten (210) days after the Issue Date and (ii) keep the Initial Shelf Registration Statement (and any Subsequent Shelf Registration Statement) continuously effective under the Act until the expiration of the Effectiveness Period. At the time the Initial Shelf Registration Statement becomes effective under the Act, each Holder that became a Notice Holder prior to the date of such effectiveness shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

      (b) If any Shelf Registration Statement ceases to be effective under the Act for any reason at any time during the Effectiveness Period, the Company shall use its commercially reasonable best efforts to promptly cause such Shelf Registration Statement to become effective under the Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and in any event shall, as soon as reasonably practicable, (i) amend such Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or (ii) file an additional Registration Statement (a "Subsequent Shelf Registration Statement") for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Act registering the resale from time to time by Holders thereof of all securities that are Registrable Securities as of the time of such filing (or, if registration of Registrable Securities not held by Notice Holders is not permitted by the rules and regulations of the Commission, then registering the resale from time to time by Notice Holders of their securities that are Registrable Securities as of the time of such filing). If a Subsequent Shelf
Registration Statement is filed, the Company shall use its commercially reasonable best efforts to (A) cause such Subsequent Shelf Registration Statement to become effective under the Act as promptly as practicable after such filing, but in no event later than the Subsequent Effectiveness Deadline Date and (B) keep such Subsequent Shelf Registration Statement (or another Subsequent Shelf Registration Statement) continuously effective until the end of the Effectiveness Period. Any such Subsequent Shelf Registration Statement shall be on Form S-3 or another appropriate form and shall provide for the registration of such Registrable Securities for resale by such Holders in accordance with any reasonable method of distribution elected by the Holders.

      (c) The Company shall supplement and amend any Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Act or as reasonably requested by the Initial Purchasers or by the Trustee on behalf of the Holders of the Registrable Securities covered by such Shelf Registration Statement.

      (d)

            (i) Each  Holder of  Registrable  Securities  agrees  that,  if such
      Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(d) and Section 3(i). Each Holder of Registrable Securities wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a completed and executed Notice and Questionnaire to the Company prior to any attempted or actual distribution of


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      Registrable Securities under a Shelf Registration  Statement.  If a Holder
      becomes  a  Notice   Holder  on  or  after  the  date  the  Initial  Shelf
      Registration Statement becomes effective under the Act, the Company shall, as promptly as practicable after the date such Holder became a Notice Holder, and in any event, subject to clause (B) below, within the later of
      (x) thirty (30) calendar days after such date or (y) ten (10) Business Days after the expiration of any Suspension Period that either (I) is in effect when such Holder became a Notice Holder or (II) is put into effect within thirty (30) calendar days after the date such Holder became a Notice Holder,

                  (A) if required by applicable  law, file with the Commission a supplement to the related Prospectus or a post-effective amendment to the Shelf Registration Statement or file a Subsequent Shelf Registration Statement and any necessary supplement or amendment to any document incorporated therein by reference and file any other required document with the Commission so that such Notice Holder is named as a selling securityholder in a Shelf Registration Statement and the related Prospectus in such a manner as to permit such Notice Holder to deliver a Prospectus to purchasers of the Registrable Securities in accordance with applicable law; provided, however, that, if a post-effective amendment or a Subsequent Shelf Registration Statement is required by the rules and regulations of the Commission in order to permit resales by such Notice Holder, the Company shall not be required to file more than one (1) post-effective amendment or Subsequent Shelf Registration Statement for such purpose in any ninety (90) day period;

                  (B) if the Company shall have filed a post-effective amendment to the Shelf Registration Statement or filed a Subsequent Shelf Registration Statement, the Company shall use its commercially reasonable best efforts to cause such post-effective amendment or Subsequent Shelf Registration Statement, as the case may be, to become effective under the Act as promptly as practicable, but in any event by the date (the "Subsequent Effectiveness Deadline Date") that is ninety (90) days after the date such post-effective amendment or Subsequent Shelf Registration Statement, as the case may be, is required by this Section 2(d) to be filed with the Commission;

                  (C) the Company  shall provide such Notice Holder a reasonable number of copies of any documents filed pursuant to clause (A) above;

                  (D) the Company shall notify such Notice Holder as promptly as practicable after the effectiveness under the Act of any post-effective amendment or Subsequent Shelf Registration Statement filed pursuant to clause (A) above;

                  (E) if such Holder  became a Notice Holder during a Suspension
            Period, or a Suspension Period is put into effect within thirty (30) calendar days after the date such Holder became a Notice Holder, the Company shall so inform such Notice Holder and shall take the actions set forth in clauses (A), (B), (C) and (D) above within ten
            (10) Business Days after expiration of such Suspension Period in accordance with Section 3(i); and


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                  (F) if,  under  applicable  law, the Company has more than one option as to the type or manner of making any such filing, the Company shall make the required filing or filings in the manner or of a type that is reasonably expected to result in the earliest availability of a Prospectus for effecting resales of Registrable Securities.

            (ii) Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Shelf Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder (regardless of when such  Holder  became a Notice  Holder)  shall be named as a  selling securityholder in a Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 2(d) or Section 2(a), as applicable.

      (e) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if

            (i) the Initial Shelf Registration Statement has not been filed with the Commission on or prior to the Filing Deadline Date;

            (ii) the Initial Shelf Registration Statement has not become effective under the Securities Act on or prior to the Effectiveness Deadline Date;

            (iii) either  a  supplement  to  a  Prospectus,   a   post-effective
                  amendment or a Subsequent Shelf Registration Statement is required to be filed with the Commission and fails to be filed with the Commission within the prescribed period and in the manner set forth in Section 2(d) (the date such filing is required to be made being an "Additional Filing Deadline Date") or, in the case of a post-effective amendment or a Subsequent Shelf Registration Statement, such post-effective amendment or Subsequent Registration Statement does not become effective under the Act by the applicable Subsequent Effectiveness Deadline Date;

            (iv) the Initial Shelf Registration Statement or any Subsequent Registration Statement is filed with the Commission and becomes effective under the Act but shall thereafter cease to be effective (without being succeeded by a new Registration Statement that is filed and becomes effective under the Act) or usable for the offer and sale of Registrable Securities in the manner contemplated by this Agreement for a period of time (including any Suspension Period) which shall exceed forty-five (45) days in the aggregate in any three (3) month period or ninety (90) days in the aggregate in any twelve (12) month period; or

            (v) any Registration Statement or amendment thereto, at the time it becomes effective under the Act, or any Prospectus relating thereto, at the time it is


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                  filed  with  the  Commission  or,  if  later,  at the time the
                  Registration   Statement  to  which  such  Prospectus  relates
                  becomes effective under the Act, shall fail to name each Holder as a selling securityholder in such a manner as to permit such Holder to sell its Registrable Securities pursuant to such Registration Statement and Prospectus in accordance with applicable law, which Holder was entitled, pursuant to the terms of this Agreement, to be so named (it being understood that, without limitation, naming such Holder in a manner that permits such Holder to sell only a portion of such Holder's Registrable Securities referenced in such Holder's Notice and Questionnaire shall be deemed to be an "Event" (as defined below) for purposes of this clause (v)).

Each of the events of a type described in any of the foregoing clauses (i) through (v) are individually referred to herein as an "Event," and

                  (V) the Filing Deadline Date, in the case of clause (i) above,

                  (W) the  Effectiveness  Deadline  Date,  in the case of clause
            (ii) above,

                  (X) the  Additional  Filing  Deadline  Date or the  Subsequent
            Effectiveness Deadline Date, as the case may be, in the case of clause (iii) above,

                  (Y) the date on which the duration of the  ineffectiveness  or unusability of the Shelf Registration Statement exceeds the number of days permitted by clause (iv) above, in the case of clause (iv) above, and

                  (Z) the date the applicable Registration Statement or amendment thereto shall become effective under the Act, or the date the applicable Prospectus is filed with the Commission or, if later, the time the Registration Statement to which such Prospectus relates becomes effective under the Securities Act, as the case may be, in the case of clause (v) above, are each herein referred to as an "Event Date." Events shall be deemed to continue until the following dates with respect to the respective types of Events:

                  (A) the date the Initial Shelf Registration Statement is filed with the Commission, in the case of an Event of the type described in clause (i) above;

                  (B) the date the Initial Shelf Registration  Statement becomes effective under the Securities Act, in the case of an Event of the type described in clause (ii) above;

                  (C) the date a supplement  to a Prospectus,  a  post-effective amendment or a Subsequent Shelf Registration Statement, whichever is required, is filed with the Commission (in the case of a supplement) or becomes effective under the Act (in the case of a post-effective amendment or a Subsequent Shelf Registration Statement), in the case of an Event of the type described in clause (iii) above;


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                  (D) the date the Initial Shelf  Registration  Statement or the
            Subsequent Shelf Registration Statement, as the case may be, becomes effective and usable again, or the date another Subsequent Shelf Registration Statement is filed with the Commission pursuant to
            Section 2(b) and becomes effective, in the case of an Event of the type described in clause (iv) above; or

                  (E) the date a supplement to the  Prospectus is filed with the
            Commission, or the date a post-effective amendment to the Registration Statement becomes effective under the Act, or the date a Subsequent Shelf Registration Statement becomes effective under the Act, which supplement, post-effective amendment or Subsequent Shelf Registration Statement, as the case may be, names as selling securityholders, in such a manner as to permit them to sell their Registrable Securities pursuant to the Registration Statement and Prospectus supplement in accordance with applicable law, all Holders entitled as herein provided to be so named, in the case of an Event of the type described in clause (v) above.

      Accordingly, commencing on (and including) any Event Date and ending on (but excluding) the next date on which there are no Events that have occurred and are continuing (an "Additional Interest Accrual Period"), the Company agrees to pay, as additional interest ("additional interest") and not as a penalty, an amount (the "Additional Interest Amount") at the rate described below, payable periodically on each Additional Interest Payment Date to Record Holders of Notes, to the extent of, for each such Additional Interest Payment Date, the unpaid Additional Interest Amount that has accrued to (but excluding) such Additional Interest Payment Date (or, if the Additional Interest Accrual Period shall have ended prior to such Additional Interest Payment Date, the day immediately after the last day of such Additional Interest Accrual Period); provided, however, that any unpaid Additional Interest Amount that has accrued with respect to any Note, or portion thereof, called for Redemption on a Redemption Date, or purchased by the Company pursuant to a Repurchase at Holder's Option or Repurchase Upon Repurchase Event on an Option Purchase Date or Repurchase Date, as the case may be, that is after the close of business on the Record Date relating to such Additional Interest Payment Date and before such Additional Interest Payment Date, shall, in each case, be instead paid, on such Redemption Date, Option Purchase Date or Repurchase Date, as the case may be, to the Holder who submitted such Note or portion thereof for Redemption, Repurchase at Holder's Option or Repurchase Upon Repurchase Event, as the case may be.

      The Additional Interest Amount shall accrue at a rate per annum equal to one quarter of one percent (0.25%) for the ninety (90) day period beginning on, and including, Event Date and thereafter at a rate per annum equal to one half of one percent (0.50%) of the aggregate principal amount of the Notes of which such Record Holders of Notes were holders of record at the close of business on the applicable Record Date; provided, however, that:


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

                  (I) unless there shall be a default in the payment of any Additional Interest Amount, no Additional Interest Amounts shall accrue as to any Note from and after the earlier of (x) the date such Note is no longer a Registrable Security, (y) the date, and to the extent, such Note is converted into cash and, if applicable, shares of Common Stock in accordance with the Indenture and (z) the expiration of the Effectiveness Period;

                  (II) only  those  Holders  (or their  subsequent  transferees)
            failing to be named as selling securityholders in the manner prescribed in Section 2(e)(v) above shall be entitled to receive any Additional Interest Amounts that have accrued solely with respect to an Event of the type described in Section 2(e)(v) above (it being understood that this clause (II) shall not impair any right of any Holder to receive Additional Interest Amounts that have accrued with respect to an Event other than an Event of the type described in
            Section 2(e)(v) above);

                  (III) only those  Holders  (or their  subsequent  transferees)
            whose delivery of a Notice and Questionnaire gave rise to the obligation of the Company, pursuant to Section 2(d)(i), to file and, if applicable, make effective under the Act the supplement, post-effective amendment or Subsequent Shelf Registration Statement referred to in Section 2(e)(iii) above shall be entitled to receive any Additional Interest Amounts that have accrued solely with respect to an Event of the type described in Section 2(e)(iii) above (it being understood that this clause (III) shall not impair any right of any Holder to receive Additional Interest Amounts that have accrued with respect to an Event other than an Event of the type described in Section 2(e)(iii) above); and

                  (IV) if a Note ceases to be  outstanding  during an Additional
            Interest Accrual Period for which an Additional Interest Amount would be payable with respect to such Note, then the Additional Interest Amount payable hereunder with respect to such Note shall be prorated on the basis of the number of full days such Note is outstanding during such Additional Interest Amount.

      The rate of accrual of the Additional Interest Amount with respect to any period shall not exceed the rate provided for in this Section 2(e) notwithstanding the occurrence of multiple concurrent Events. Following the cure of all Events requiring the payment by the Company of Additional Interest Amounts to the Holders of Notes pursuant to this Section, the accrual of Additional Interest Amounts shall cease (without in any way limiting the effect of any subsequent Event requiring the payment of Additional Interest Amounts by the Company). All installments of
      Additional Interest shall be paid in the same manner as payments of interest pursuant to the Indenture.

      All of the Company's obligations set forth in this Section 2(e) that are outstanding with respect to any Registrable Security at the time such Registrable Security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 9(n)).

      The parties hereto agree that the additional interest provided for in this
      Section 2(e) constitutes a reasonable estimate of the damages in respect of Covered Securities that may be incurred by Holders by reason of an Event relating to such Covered Securities, including, without limitation, the failure of a Shelf Registration Statement to be filed, become effective under the Act, amended or replaced to include the names of all Notice Holders or available for effecting resales of Registrable
      Securities in accordance with the provisions hereof and therefore the payment of the additional interest provided for in this Section 2(e) shall constitute a Holder's sole and exclusive monetary remedy for any such failure (in addition to any rights Holders may have pursuant to Section
      6).

      If any Additional Interest Amounts are not paid when due, then, to the extent permitted by law, such overdue Additional Interest Amounts, if any, shall bear interest, compounded semi-annually, until paid at the rate of interest payable with respect to overdue amounts on the Notes pursuant to
      Section 2.12 of the Indenture.

            (f) The Trustee shall be entitled, on behalf of Holders, to seek any available remedy for the enforcement of this Agreement, including for the payment of any Additional Interest Amount.

      3.   Registration   Procedures.   In  connection  with  the   registration
obligations of the Company under Section 2 hereof, the Company shall:

            (a) Prepare and file with the Commission a Shelf Registration Statement on Form S-3 or any other appropriate form under the Act available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use its commercially reasonable best efforts to cause each such Shelf Registration Statement to become effective under the Act and remain effective under the Act as provided herein; provided, that, before filing any Shelf Registration Statement or Prospectus or any amendments or supplements thereto with the Commission, the Company shall furnish to the Initial Purchasers and counsel for the Initial Purchasers (or, if applicable, separate counsel for the Record Holders) copies of all such documents proposed to be filed and reflect in each such document when so filed with the Commission such comments as the Initial Purchasers or such counsel reasonably shall propose within two (2) Business Days of the delivery of such copies to the Initial Purchasers and such counsel.

            (b) Prepare and file with the Commission such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement or Subsequent Shelf Registration Statement continuously effective until the expiration of the Effectiveness Period; cause the related Prospectus to be supplemented by any required Prospectus supplement and, as so supplemented, to be filed with the Commission pursuant to Rule 424 (or any similar provisions then in force) under the Act; and comply with the provisions of the Act applicable to it with respect to the disposition of all securities covered by each Shelf Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented.

            (c) As promptly as practicable, give notice to the Notice Holders, UBS Securities LLC and, if designated, one separate counsel designated in writing to the Company by Holders of a majority of the Registrable Securities ("Designated Counsel"):

                  (i) when any Prospectus, Prospectus supplement, Shelf Registration Statement or post-effective amendment to a Shelf Registration Statement has been filed with the Commission and, with respect to a Shelf Registration Statement or any post-effective amendment, when the same has become effective under the Act,

                  (ii) of any request,  following the  effectiveness  of a Shelf
            Registration Statement under the Act, by the Commission or any other governmental authority for amendments or supplements to such Shelf Registration Statement or the related Prospectus or for additional information,

                  (iii) of the issuance by the Commission or any other governmental authority of any stop order suspending the effectiveness of any Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose,

                  (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose,

                  (v) after the effective date of any Shelf Registration Statement filed with the Commission pursuant to this Agreement, of the occurrence of (but not the nature of or details concerning) a Material Event, and

                  (vi) of the determination by the Company that a post-effective amendment to a Shelf Registration Statement or a Subsequent Shelf Registration Statement will be filed with the Commission, which notice may, at the discretion of the Company (or as required pursuant to Section 3(i)), state that it constitutes a Suspension Notice, in which event the provisions of Section 3(i) shall apply.

            (d) Use its commercially reasonable best efforts to (i) prevent the issuance of, and, if issued, to obtain the withdrawal of, any order suspending the effectiveness of a Shelf Registration Statement and (ii) obtain the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment, and provide prompt notice to each Notice Holder, UBS Securities LLC and, if applicable, Designated Counsel, of the withdrawal or lifting of any such order or suspension.

            (e) If requested by any Notice Holder, as promptly as practicable incorporate in a Prospectus supplement or a post-effective amendment to a Shelf Registration Statement such information as such Notice Holder (if applicable, based on advice of Designated Counsel) shall determine to be required to be included therein by applicable law and make any required filings of such Prospectus supplement or such post-effective amendment; provided, however, that the

Company shall not be required to take any actions under this Section 3(e) that are not in compliance with applicable law.

            (f) As promptly as practicable, furnish to each Notice Holder and to UBS Securities LLC, without charge, at least one (1) conformed copy of each Shelf Registration Statement and each amendment thereto (but excluding schedules, exhibits and all documents incorporated or deemed to be incorporated therein by reference), and at least one copy of any Prospectus relating to the Registrable Securities.

            (g) During the Effectiveness Period, deliver to each Notice Holder, in connection with any sale of Registrable Securities pursuant to a Shelf Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents (except during such periods that a Suspension Notice is outstanding and has not been revoked) to the use of such Prospectus and each amendment or supplement thereto by each Notice Holder, in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

            (h) Prior to any public offering of the Registrable Securities pursuant to a Shelf Registration Statement, use its commercially reasonable best efforts to register or qualify or cooperate with the Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); use its commercially reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Notice Holder's offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Shelf Registration Statement and the related Prospectus; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified.

            (i) Upon: (A) the issuance by the Commission of a stop order suspending the effectiveness of any Shelf Registration Statement or the initiation of proceedings with respect to any Shelf Registration Statement under
Section 8(d) or 8(e) of the Act; (B) the occurrence of any event or the existence of any fact as a result of which any Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (C) the occurrence or existence of any pending corporate development (a "Material Event") that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of any Shelf Registration Statement and the related Prospectus,

                  (i) in the case of clause  (B) or (C)  above,  subject  to the next sentence, as promptly as reasonably practicable, prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Shelf Registration Statement or a supplement to such Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and so that such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Shelf Registration Statement, subject to the next sentence, use its commercially reasonable best efforts to cause it to become effective under the Act as promptly as practicable, and

                  (ii) give notice to the Notice  Holders (and,  if  applicable, separate counsel for the Notice Holders) that the availability of the Shelf Registration Statement is suspended (a "Suspension Notice") (and, upon receipt of any Suspension Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to such Shelf Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above or until such Notice Holder is advised in writing by the Company that the Prospectus may be used).

The Company will use its commercially reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the reasonable judgment of the Company, the Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) in the case of clause (C) above, as soon as, in the reasonable discretion of the Company, such suspension is no longer appropriate. The period during which the availability of the Shelf Registration Statement and any Prospectus may be suspended (the "Suspension Period") without the Company incurring any obligation to pay additional interest pursuant to
Section 2(e) shall not exceed forty-five (45) days in the aggregate in any three
(3) month period or ninety (90) days in the aggregate in any twelve (12) month period.

            (j) If the Notice Holders retain underwriters to participate in the disposition of Registrable Securities pursuant to a Shelf Registration Statement (or if otherwise reasonably requested by Notice Holders, provided such Notice Holders have been advised in writing by Designated Counsel that such Notice Holders have a due diligence defense to liabilities under the Securities Act in respect of such Shelf Registration Statement) make available for inspection during normal business hours by such Designated Counsel and such underwriters, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make available for inspection during normal business hours all relevant information reasonably requested by such Designated Counsel or such underwriters, in each case as is customary for similar "due diligence" examinations; provided, however, that such persons shall, at the Company's request, first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of governmental or regulatory authorities (after reasonable notice is provided to the Company), (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Shelf Registration Statement or the use of any Prospectus referred to in this Agreement) or necessary to defend or prosecute a claim brought against or by any such persons (e.g., to establish a "due diligence" defense), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement or is not otherwise under a duty of trust to the Company; provided further, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Notice Holders and the other parties entitled thereto by the counsel, referred to in Section 5, for the Holders in connection with Shelf Registration Statements.

            (k) Comply with all applicable rules and regulations of the Commission and with the reporting requirements of Section 13(a) or Section 15(d) of the Exchange Act; and make generally available to its securityholders earnings statements (which need not be audited) satisfying the provisions of
Section 11(a) of the Act and Rule 158 thereunder.

            (l) Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold pursuant to a Shelf Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be in such denominations as are permitted by the Indenture and registered in such names as such Notice Holder may request in writing at least two (2) Business Days prior to any sale of such Registrable Securities.

            (m) Provide a CUSIP number for all Registrable Securities covered by a Shelf Registration Statement not later than the effective date of the Initial Shelf Registration Statement and provide the Trustee and the transfer agent for the Common Stock with certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

            (n) Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.

            (o) If the Notice Holders retain underwriters to participate in the disposition of Registrable Securities pursuant to a Shelf Registration Statement, take all actions and enter into such customary agreements (including, if requested, an underwriting agreement in customary form) as are necessary in order to permit disposition of such Registrable Securities and in such connection:

                  (i) the Company shall make such representations and warranties to the Holders of such Registrable Securities and the underwriters in form, substance and scope as would be customarily made by the Company to underwriters in similar offerings of securities;

                  (ii) the Company shall obtain customary opinions of counsel of the Company addressed to the underwriters covering the matters that would be customarily covered in opinions requested in sales of securities or underwritten offerings;

                  (iii) the Company shall obtain "comfort letters" and updates thereof from the Company's independent certified public accountants (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are, or are required to be, included in any Shelf Registration Statement) addressed to the underwriters (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accounts), such letters to be in customary form and covering matters of the type that would customarily be covered in "comfort letters" to underwriters in connection with similar underwritten offerings;

                  (iv) the Company shall cause any such underwriting agreement to contain indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 6 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section; and

                  (v) the Company shall deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings to the holders of a majority of the Registrable Securities being sold and to the Managing Underwriters, if any;

the above to be done in connection with each underwriting agreement as and to the extent required thereunder.

            (p) Cause the Indenture to be qualified under the TIA not later than the effective date of the Initial Shelf Registration Statement; and, in connection therewith, cooperate with the Trustee to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use its commercially reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the Commission to enable the Indenture to be so qualified in a timely manner.

            (q) Use its commercially reasonable best efforts to cause the Underlying Common Stock to be approved for quotation on the Nasdaq National Market.

            (r) In  the  event  that  any  broker-dealer  registered  under  the
Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "participate in a public offering" (within the meaning of the Conduct Rules (the "NASD Rules") of the National Association of Securities Dealers, Inc.) thereof, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such NASD Rules, including, without limitation, by: (i) if such NASD Rules, including NASD Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in NASD Rule 2720) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereof and, if any portion of the offering contemplated by such Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield or price, as the case may be, of such Registrable Securities; (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof; and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

      4. Holder's Obligations. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a completed and executed Notice and Questionnaire as required pursuant to Section 2(d) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary in order to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading. If any Notice Holder retains underwriters to participate in the
distribution  of  Registrable   Securities  pursuant  to  a  Shelf  Registration
Statement, such Notice Holder agrees to enter into, and use commercially reasonable efforts to cause any such underwriters to enter into, an underwriting agreement in customary form for the type of underwriting contemplated.

      5. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Section 2 and Section 3 of this Agreement whether or not any of the Shelf Registration Statements are filed or declared effective under the Act. Such fees and expenses ("Registration Expenses") shall include, without limitation, (i) all registration and filing fees and expenses (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal securities laws and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of one counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as the Notice Holders of a majority of the Registrable Securities being sold pursuant to a Shelf Registration Statement may designate), (ii) all printing expenses

(including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and printing Prospectuses), (iii) all duplication and mailing expenses relating to copies of any Shelf Registration Statement or Prospectus delivered to any Holders hereunder, (iv) all fees and disbursements of counsel for the Company; and (v) all fees and disbursements of the Trustee and its counsel and of the registrar and transfer agent for the Common Stock.

      6. Indemnification, Contribution.

            (a) The Company  agrees to indemnify,  defend and hold harmless each
Initial Purchaser, each Holder, each person (a "Controlling Person"), if any, who controls any Initial Purchaser or Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and the respective officers, directors, partners and employees of any Initial Purchaser, the Holders or any Controlling Person, from and against any loss, damage, expense, liability, claim or any actions in respect thereof (including the reasonable cost of investigation) which such Indemnified Party (as defined below) may incur or become subject to under the Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or Prospectus, including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in any Shelf Registration Statement or in any amendment or supplement thereto or necessary to make the statements therein not misleading, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements made in any Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, in the light of the circumstances under which such statements were made, not misleading, and the Company shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, damage, expense, liability, claim or action in respect thereof;
provided, however, that the Company shall not be required to provide any indemnity pursuant to this Section 6(a) in any such case insofar as any such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission of a material fact contained in, or omitted from, and in conformity with information furnished in writing by or on behalf of an Initial Purchaser or a Holder to the Company expressly for use in, any Shelf Registration Statement or any Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party.

            (b) Each Holder, severally and not jointly, agrees to indemnify, defend and hold harmless the Company, any Controlling Person of the Company and their respective directors, officers and employees from and against any loss, damage, expense, liability, claim or any actions in respect thereof (including the reasonable cost of investigation) which such Indemnified Party may incur or become subject to under the Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information (the "Holder Information") furnished in writing by or on behalf of such Holder to the Company expressly for use in, any Shelf Registration Statement or Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such Holder Information required to be stated in any Shelf Registration Statement or Prospectus or necessary to make such Holder Information not misleading; and, subject to the limitation set forth in the immediately preceding clause, each Holder shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, damage, expense, liability, claim or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale, pursuant to the Shelf Registration Statement, of the Registrable Securities giving rise to such indemnification obligation.

            (c) If any action, suit or proceeding (each, a "Proceeding") is brought against any person in respect of which indemnity may be sought pursuant to either Section 6(a) or Section 6(b), such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing of the institution of such Proceeding and the Indemnifying Party shall assume the defense of such Proceeding; provided, however, that the omission to so notify such Indemnifying Party shall not relieve such Indemnifying Party from any liability which it may have to such Indemnified Party or otherwise. Such Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the employment of such counsel shall have been authorized in writing by such Indemnifying Party in connection with the defense of such Proceeding or such Indemnifying Party shall not have employed counsel to have charge of the defense of such Proceeding within a reasonable period of time or such Indemnified Party shall have reasonably concluded upon the written advice of counsel that there may be one or more defenses available to it that are different from, additional to or in conflict with those available to such Indemnifying Party (in which case such Indemnifying Party shall not have the right to direct that portion of the defense of such Proceeding on behalf of the Indemnified Party, but such Indemnifying Party may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnifying Party), in any of which events such reasonable fees and expenses shall be borne by such Indemnifying Party and paid as incurred (it being understood, however, that such Indemnifying Party shall not be liable for the expenses of more than one separate counsel in any one Proceeding or series of related Proceedings together with reasonably necessary local counsel representing the Indemnified Parties who are parties to such action). An Indemnifying Party shall not be liable for any settlement of such Proceeding effected without the written consent of such Indemnifying Party, but if settled with the written consent of such Indemnifying Party, such Indemnifying Party agrees to indemnify and hold harmless an Indemnified Party from and against any loss or liability by reason of such settlement. No Indemnifying Party shall, without the prior written consent of any Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such Indemnified Party.

            (d) If the indemnification provided for in this Section 6 is unavailable to an Indemnified Party under Section 6(a) or Section 6(b), or insufficient to hold such Indemnified Party harmless, in respect of any losses, damages, expenses, liabilities, claims or actions referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, damages, expenses, liabilities, claims or actions (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and by the Holders or the Initial Purchasers, on the other hand, from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Holders or the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities, claims or actions, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holders or the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Holders or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities, claims and actions referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any Proceeding.

            (e) The Company, the Holders and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in
Section 6(d) above. Notwithstanding the provisions of this Section 6, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities giving rise to such contribution obligation and sold by such Holder were offered to the public exceeds the amount of any damages which it has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective amount of Registrable Securities they have sold pursuant to a Shelf Registration Statement, and not joint. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

            (f) The  indemnity  and  contribution  provisions  contained in this
Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or the Initial Purchasers or any person controlling any Holder or Initial Purchaser, or the Company, or the Company's officers or directors or any person controlling the Company and (iii) the sale of any Registrable Security by any Holder.

      7. Information Requirements. The Company covenants that, if at any time before the end of the Effectiveness Period it is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder of Registrable Securities and take such further action as any Holder of Registrable Securities may reasonably request in writing (including, without limitation, making such representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Act within the limitations of the exemptions provided by Rule 144, Rule 144A and Regulation S under the Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether the Company has complied with the reporting requirements of the Exchange Act, unless such a statement has been included in the Company's most recent report filed with the Commission pursuant to Section 13 or Section 15(d) of Exchange Act.

      8. Underwritten Registrations.
         ---------------------------

            (a) If any of the Registrable Securities covered by the Shelf Registration Statement are to be offered and sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") shall be selected by the holders of a majority of such Registrable Securities to be included in such offering with the consent of the Company, which shall not be unreasonably withheld.

            (b) No person (including, without limitation, a Holder or underwriter) may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

      9. Miscellaneous.
         --------------

            (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under this Agreement in such circumstances where additional interest is not payable pursuant to Section 2(e) (including, without limitation, Events occurring with respect to Underlying Common Stock) may result in material irreparable injury to the Initial Purchasers and the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Initial
      Purchaser or Holder may obtain such relief as may be required to specifically enforce the Company's obligations under this Agreement, and, in such circumstances, the Company agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

            (b) No Conflicting Agreements. The Company is not, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to the Company's securities that conflicts with the rights granted to the Holders in this Agreement. The Company represents and warrants that the rights granted to the

      Holders hereunder do not in any way conflict with the rights granted to the holders of the Company's securities under any other agreements. The Company will not take any action with respect to the Registrable Securities which would materially adversely affect the ability of any of the Holders to include such Registrable Securities in a registration undertaken pursuant to this Agreement, and after the date hereof, the Company shall not grant to any of its securityholders (other than Holders in such capacity) the right to include any of the Company's securities in any Shelf Registration Statement filed pursuant to this Agreement.

            (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of outstanding Registrable Securities; provided, however, that, no consent is necessary from any of the Holders in the event that this Agreement is amended, modified or supplemented for the purpose of curing any ambiguity, defect or inconsistency that does not materially adversely affect the rights of any Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Shelf Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 9(c), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

            (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by facsimile, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (A) when made, if made by hand delivery, (B) upon confirmation, if made by facsimile, (C) one (1) Business Day after being deposited with such courier, if made by overnight courier or (D) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

                  (i) if to a Holder, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;

                  (ii) if to the Company, to:

                        CONMED Corporation
                        525 French Road
                        Utica, New York 13502
                        Attention: General Counsel
                        Facsimile No.: (315) 793-8929

                  (iii) if to the Initial Purchasers, to:

                        UBS Securities LLC
                        299 Park Avenue
                        New York, New York 10171
                        Attention: Syndicate Department
                        Telecopy No.: (212) 713-1205

                        with a copy to (for informational purposes only):

                        UBS Securities LLC
                        299 Park Avenue
                        New York, New York 10171
                        Attention: Legal Department
                        Telecopy No.: (212) 821-4042

                                and

                        UBS Securities LLC
                        677 Washington Boulevard
                        Stamford, Connecticut 06901
                        Attention: Syndicate Department
                        Telecopy No.: (203) 719-0683

or to such other address as such person may have furnished to the other persons identified in this Section 9(d) in writing in accordance herewith.

            (e) Majority of Registrable Securities. For purposes of determining what constitutes holders of a majority of Registrable Securities, as referred to in this Agreement, a majority shall constitute a majority in aggregate principal amount of Registrable Securities, treating each relevant holder of shares of Underlying Common Stock of the Notes as a holder of the aggregate principal amount of Notes in respect of which such Common Stock was issued.

            (f) Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its "affiliates" (as such term is defined in Rule 405 under the Act) (other than the Initial Purchasers or subsequent Holders of Registrable Securities, if the Initial Purchasers or such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

            (g) Third Party Beneficiaries. Subject to their compliance with their obligations hereunder, the Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder. The Trustee shall be entitled to the rights granted to it pursuant to this Agreement.

            (h) Successors and Assigns. Any person who purchases any Covered Security from any Initial Purchaser or from any Holder shall be deemed, for purposes of this Agreement, to be an assignee of such Initial Purchaser or such Holder, as the case may be. This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of each of the parties hereto and shall inure to the benefit of and be binding upon each Holder of any Covered Security.

            (i) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

            (j) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (k) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            (l) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their commercially reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

            (m) Entire Agreement. This Agreement is intended by the parties hereto as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

            (n) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 4, Section 5 or Section 6 hereof and the obligations to make payments of and provide for additional interest under Section 2(e) hereof to the extent such additional interest accrues prior to the end of the Effectiveness Period and to the extent any overdue additional interest accrues in accordance with the last paragraph of such Section 2(e), each of which shall remain in effect in accordance with its terms.

  [The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    Very truly yours,

                                    CONMED CORPORATION


                                    By: /s/  Daniel S. Jonas
                                        ---------------------
                                        Name: Daniel S. Jonas
                                        Title: VP Legal Affairs, General Counsel

Accepted  and  agreed to as of
the date first above  written,
on behalf  of  itself  and the
other     several      Initial
Purchasers:

UBS SECURITIES LLC


By:  /s/  David Gately
     --------------------------------
     Name:  David Gately
     Title:  Managing Director


By:  /s/  Jill Kosner
     --------------------------------
     Name:  Jill Kosner
     Title:  Director